Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HealthTronics Surgical Services, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission (the “Report”), I, Argil J. Wheelock, M.D., Chairman of the Board of Directors, and Chief Executive Officer of the Company and I, Martin J. McGahan, President, Chief Operating Officer and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Argil J. Wheelock
Argil J. Wheelock, M.D.
Chairman of the Board and Chief Executive Officer
August 9, 2004

/s/ Martin J. McGahan
Martin J. McGahan
President, Chief Operating Officer and
Chief Financial Officer
August 9, 2004